UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mallinckrodt public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2018.
MALLINCKRODT PLC
Meeting Information Meeting Type: Annual General Meeting For holders as of: March 12, 2018
Date:    May 16, 2018                Time:    9:30 AM, Local Time Location: Sofitel London Heathrow Hotel Terminal 5, London Heathrow Airport London TW6 2GD United Kingdom
C/O MALLINCKRODT PLC COMPANY SECRETARY 3 LOTUS PARK, THE CAUSEWAY, STAINES-UPON-THAMES, SURREY TW18 3AG UNITED KINGDOM
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
proxy See the materials reverse and side voting of this instructions. notice to obtain E40740-P04856

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT    ANNUAL REPORT ON FORM 10-K    IRISH STATUTORY ACCOUNTS,                INCLUDING RELATED REPORTS
How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2018 to facilitate timely delivery.
How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked    by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E40741-P04856

Voting Items

The Board of Directors recommends a vote FOR the nominees listed under Items 1.

Item 1 - Election of Directors

NOMINEES:

1a. David R. Carlucci

1b. J. Martin Carroll

1c. Paul R. Carter

1d. David Y. Norton

1e. JoAnn A. Reed

1f. Angus C. Russell

1g. Mark C. Trudeau

1h. Anne C. Whitaker

1i. Kneeland C. Youngblood, M.D.

1j. Joseph A. Zaccagnino

The Board of Directors recommends a vote FOR Items 2 through 8.

Item 2 - Approve, in a non-binding vote, the re-appointment of the Independent Auditors and to authorize, in a binding vote, the Audit Committee to set the auditors' remuneration.

Item 3 - Approve, in a non-binding advisory vote, the compensation of named executive officers.

Item 4 - Approve the Amended and Restated Mallinckrodt Pharmaceuticals Stock and Incentive Plan.

Item 5 - Approve the authority of the Board to issue shares.

Item 6 - Approve the waiver of pre-emption rights (Special Resolution).

Item 7 - Authorize the Company and/or any subsidiary to make market purchases or overseas market purchases of Company shares.

Item 8 - Authorize the price range at which the Company can re-allot shares it holds as treasury shares (Special Resolution).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E40742-P04856